Exhibit 21.1
LANDSEA HOMES CORPORATION
Subsidiaries List

	Entity Name	Jurisdiction of Formation
1	54 Windsor, LLC	AZ
2	A & J Companies, LLC	AZ
3	Acoma Court, LLC	AZ
4	Alice Park, LLC	AZ
5	AV1, LLC	AZ
6	Bethany Ranch, LLC	AZ
7	CDR11, LLC	AZ
8	Country Club Lakes Developers, LLC	FL
9	Garrett Walker Homes, LLC	AZ
10	Georgiana Community Developers LLC	FL
11	Grand Manor, LLC	AZ
12	GW Sales, LLC	AZ
13	GWH Cantada, LLC	AZ
14	GWH Grand Village, LLC	AZ
15	GWH Holdings, LLC	AZ
16	GWH Mountain Views, LLC	AZ
17	GWH NCC 13 & 14, LLC	AZ
18	GWH NCC 9 & 11, LLC	AZ
19	GWH NCC, LLC	AZ
20	GWH NCC-71, LLC	AZ
21	GWH Northern Farms, LLC	AZ
22	GWH Park Forest, LLC	AZ
23	GWH Sundance, LLC	AZ
24	GWH Sunrise, LLC	AZ
25	GWH Sunset Farms, LLC	AZ
26	GWH Trenton Park, LLC	AZ
27	GWH West Pointe Estates, LLC	AZ
28	GWH West Pointe Village, LLC	AZ
29	Hanover Family Builders, LLC	FL
30	Hanover Sunrise Ridge, LLC	FL
31	Hearn Manor, LLC	AZ
32	Heritage Point Community Developers LLC	FL
33	HFB Ardmore Phase III, LLC	FL
34	HFB Beresford Woods, LLC	FL
35	HFB Celery Avenue, LLC	FL
36	HFB Cypress Hammock, LLC	FL
37	HFB Cypress Oaks, LLC	FL
38	HFB First Place, LLC	FL
39	HFB Greenfield, LLC	FL
40	HFB Hammock Reserve, LLC	FL
41	HFB Horse Creek, LLC	FL

	Entity Name	Jurisdiction of Formation
42	HFB Kentucky Square, LLC	FL
43	HFB Lakes, LLC	FL
44	HFB Marion Ridge, LLC	FL
45	HFB Orchid Terrace, LLC	FL
46	HFB Preservation Pointe LLC	FL
47	HFB Ridgeview LLC	FL
48	HFB Sky Ventures, LLC	FL
49	HFB Storey Creek, LLC	DE
50	HFB Sunrise, LLC	FL
51	HFB Trinity Lakes, LLC	FL
52	HFB Trinity Place, LLC	FL
53	HFB Williams Preserve, LLC	FL
54	HFB Wiregrass Partner, LLC	FL
55	HNM, LLC	AZ
56	JJAZ Construction, LLC	AZ
57	Landsea Construction Arizona Inc.	DE
58	Landsea Construction Inc.	DE
59	Landsea Construction LLC	CA
60	Landsea Development Arizona LLC	AZ
61	Landsea Homes of Arizona LLC	DE
62	Landsea Homes of California LLC	DE
63	Landsea Homes of Colorado LLC	DE
64	Landsea Homes of Florida LLC	DE
65	Landsea Homes of Texas LLC	DE
66	Landsea Homes US Corporation	DE
67	Landsea Homes- WAB 2 LLC	DE
68	Landsea Homes-WAB LLC	DE
69	Landsea Insurance Agency LLC	DE
70	Landsea Real Estate Arizona Inc.	DE
71	Landsea Real Estate California, Inc.	CA
72	Landsea Real Estate Inc.	CA
73	Landsea Real Estate, New Jersey, L.L.C.	DE
74	Landsea Title LLC	DE
75	Landsea Urban LLC	DE
76	LS Manager Vale LLC	DE
77	LS-14 Ave JV LLC	DE
78	LS-14 Ave LLC	DE
79	LS-14 Ave Member LLC	DE
80	LS-14 Ave Mezz LLC	DE
81	LS-51 Peoria LLC	DE
82	LS-925 Wolfe LLC	DE
83	LS-Alameda Marina LLC	DE
84	LS-Anaheim LLC	DE
85	LS-Anthem LLC	DE

	Entity Name	Jurisdiction of Formation
86	LS-Bentridge LLC	DE
87	LS-Boston Point LLC	DE
88	LS-Chandler LLC	DE
89	LS-Chatsworth LLC	DE
90	LS-Citrus Park LLC	DE
91	LS-Danville LLC	DE
92	LS-Eastmark LLC	DE
93	LS-Eastmark V LLC	DE
94	LS-FL Courtyards at Waterstone LLC	DE
95	LS-Fontana LLC	DE
96	LS-Goodyear LLC	DE
97	LS-LA Simi LLC	CA
98	LS-LA Simi Mezz LLC	DE
99	LS-LCF CA, LLC	DE
100	LS-Lido LLC	DE
101	LS-Milpitas LLC	DE
102	LS-Newark LLC	DE
103	LS-NJ Port Imperial Borrower, LLC	DE
104	LS-NJ Port Imperial EB5 Borrower, LLC	DE
105	LS-NJ Port Imperial JV, LLC	DE
106	LS-NJ Port Imperial LLC	DE
107	LS-NJ Port Imperial Member, LLC	DE
108	LS-North Phoenix LLC	DE
109	LS-Novato LLC	DE
110	LS-OC Portola LLC	CA
111	LS-Ontario II LLC	DE
112	LS-Ontario LLC	DE
113	LS-PA Boston Point LLC	DE
114	LS-Placentia LLC	DE
115	LS-Queen Creek II LLC	DE
116	LS-Queen Creek LLC	DE
117	LS-San Juan LLC	DE
118	LS-San Tan Gateway LLC	DE
119	LS-Santa Clara LLC	DE
120	LS-SF Jordan Ranch LLC	CA
121	LS-Sunnyvale LLC	CA
122	LS-Tracy LLC	DE
123	LS-VEH 2 LLC	DE
124	LS-VEH Country Club Lakes LLC	DE
125	LS-VEH Eagle Crest LLC	FL
126	LS-VEH Georgiana Reserve LLC	DE
127	LS-VEH Halifax Bulow LLC	DE
128	LS-VEH Halifax Estate LLC	DE
129	LS-VEH Junction LLC	DE

	Entity Name	Jurisdiction of Formation
130	LS-VEH Lake Helen LLC	DE
131	LS-VEH LLC	DE
132	LS-VEH Redtail LLC	DE
133	LS-VEH St. John's LLC	DE
134	LS-VEH TX 2 LLC	DE
135	LS-VEH TX LLC	DE
136	LS-Verrado Marketside LLC	DE
137	LS-Verrado Victory Duplex LLC	DE
138	LS-Walnut Creek LLC	CA
139	LS-Wilder LLC	DE
140	Mercedes Premier Homes Jacksonville LLC	FL
141	Mercedes Premier Homes Melbourne LLC	FL
142	Mercedes Premier Homes, LLC	FL
143	Mercedes Premier Realty, LLC	FL
144	Olive Park, LLC	AZ
145	Paradise 21, LLC	AZ
146	Pinnacle West Homes Alamar LLC	AZ
147	Pinnacle West Homes and Development, LLC	AZ
148	Pinnacle West Homes Centerra LLC	AZ
149	Pinnacle West Homes Destiny LLC	AZ
150	Pinnacle West Homes E-69 LLC	AZ
151	Pinnacle West Homes E44, LLC	AZ
152	Pinnacle West Homes E48 LLC	AZ
153	Pinnacle West Homes E70 LLC	AZ
154	Pinnacle West Homes E92 LLC	AZ
155	Pinnacle West Homes Encanta LLC	AZ
156	Pinnacle West Homes Highlands LLC	AZ
157	Pinnacle West Homes Holding LLC	DE
158	Pinnacle West Homes M71 LLC	AZ
159	Pinnacle West Homes M72 LLC	AZ
160	Pinnacle West Homes V117, LLC	AZ
161	Portola PA-1 Mezz Owner LLC	DE
162	Portola PA-1 Owner, LLC	DE
163	Portola PA-3 Mezz Owner LLC	DE
164	Portola PA-3 Owner, LLC	DE
165	Portola PA-4 Mezz Owner LLC	DE
166	Portola PA-4 Owner, LLC	DE
167	Portola PA-5 Mezz Owner LLC	DE
168	Portola PA-5 Owner, LLC	DE
169	Portola PA-5B Mezz Owner LLC	DE
170	Portola PA-5B Owner, LLC	DE
171	PSH Partnership, LLC	FL
172	SFGW, LLC	AZ
173	SGCR, LLC	AZ

	Entity Name	Jurisdiction of Formation
174	SMGWH, LLC	AZ
175	Summers Place At Baseline, LLC	AZ
176	The Grove At Baseline, LLC	AZ
177	The Junction Community Developers LLC	FL
178	The Ridge, LLC	AZ
179	The Vale PA-1 Owner, LLC	DE
180	The Vale PA-2 Owner, LLC	DE
181	The Vale PA-3 Owner, LLC	DE
182	Thompson Road, LLC	FL
183	Thousand Oaks Development, LLC	FL
184	Townley Park, LLC	AZ
185	VE Homes, LLC	FL
186	Vintage Estate Homes LLC	FL
187	Vintage Estate Homes of Texas LLC	FL
188	Williams Preserve Phase III, LLC	FL